JMP Securities Research Conference
San Francisco, CA

David L. Brown, Chairman, President and CEO
Kevin M. Carney, Chief Financial Officer

May 11, 2010

Safe-Harbor Statement

This presentation includes certain "forward-looking statements" including, without limitation, statements regarding Web.com's expectations about its future financial performance and market position, that are subject to risks, uncertainties and other factors that could cause actual results or outcomes to differ materially from those contemplated by the forward-looking statements. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts. These statements are sometimes identified by words such as "believe", "growing", "emerge" or words of similar meaning. These statements are based on our current beliefs or expectations, and there are a number of important factors that could cause the actual results or outcomes to differ materially from those indicated by these forward-looking statements, including, without limitation, our ability to integrate acquired businesses, our ability to maintain our sales efficiency, our ability to maintain our existing, and develop new, strategic relationships, the number of our net subscriber additions and our monthly customer turnover. These and other risk factors are set forth under the caption "Risk Factors" in Web.com's Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, as filed with the Securities and Exchange Commission, which is available on a website maintained by the Securities and Exchange Commission at www.sec.gov. Web.com expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein as a result of new information, future events or otherwise.

Company Overview

- Leader in online marketing for small businesses
- Approximately 278,000 subscribers (*as of 03/31/10)*
- Solid financial profile (*trailing twelve month results*):
  - ~$104 million in revenue
  - ~17.9% adjusted EBITDA margin
  - ~9.7 million in free cash flow
- Founded in 1997 with headquarters in Jacksonville, FL

Investment Highlights

- Online marketing for SMBs is a large, underserved market opportunity
- Broad suite of online marketing, SEM, SEO, eCommerce and web services
- Increasingly viewed as partner of choice by SMB-focused vendors
- Strong franchise:
  - Significant critical mass
  - Large customer base
  - History of profitability and cash flow
  - Strong balance sheet
- Stabilized financial results during '09 in face of very difficult macro environment
- Positioning company for enhanced, long-term growth

US Online Channel Continues to Expand; Offline to Online Trend Expanding

Comparative Estimates: US Online Advertising Spending Growth, 2008-2013 (% change)

	2008	2009	2010	2011	2012	2013
Barclays Capital, March 2009	9.3%	2.3%	5.7%	7.9%	7.4%	6.9%
Bernstein Research, February 2009	10.8%	3.8%	9.4%	8.2%	10.0%	-
BMO Capital Markets, October 2008	13.1%	13.0%	20.5%	-	-	-
Citi Investment Research, January 2009	11.9%	4.3%	20.1%	-	-	-
Collins Stewart, November 2008	15.8%	10.1%	13.8%	-	-	-
Cowen and Company, January 2009	-	-0.9%	9.4%	11.8%	10.2%	8.3%
eMarketer, April 2009	**10.6%**	**4.5%**	**9.4%**	**10.8%**	**13.5%**	**10.4%**
Jefferies &Company, November 2008	15.4%	6.9%	7.6%	-	-	-
Morgan Stanley, October 2008	11.5%	9.7%	13.9%	12.7%	12.6%	-
Myers Publishing LLC, March 2009	11.7%	2.9%	2.7%	-	-	-
Oppenheimer & Co., February 2009	10.3%	-1.8%	12.6%	19.2%	-	-
ThinkPanmure, October 2008	11.6%	3.0%	14.3%	18.3%	15.8%	13.7%
UBS, February 2009	11.0%	-6.0%	7.0%	-	-	-
ZenithOptimedia, December 2008	21.1%	18.1%	24.7%	20.9%	-	-

Source: eMarketer, April 2009; various, as noted, 2008 & 2009

102321 www.eMarketer.com

- While online ad spending grows, traditional media (magazines, YP, newspapers, TV, radio and direct marketing) spending is primarily down
- Website development, SEM, SEO, eCommerce, mobile and video advertising are up
- Local search is expected to eclipse top-line search growth through 2013; Indications point to more local businesses building websites, buying search, adding content and actively managing their online presence (Kelsey, March '09)

web.com

Small Businesses Need Help Navigating the Online World



+ They're focused on running their business; limited time; lack of expertise
+ Require online marketing experts to help them succeed
+ Web.com offers complete solutions and customer support to ensure success
+ SMBs willing to pay for value delivered; measure success one lead, call or email at a time

Email & Phone Leads



Website Traffic & Trend Analysis



+ Track all Campaigns
+ Management Tools
+ Analytics Tools

2009: Significant Accomplishments in a Difficult Environment

- Stabilized revenue at $100+ million run rate
- Returned to positive net adds earlier than anticipated
- Brought churn down to record low levels
- Added a number of channel partners with long-term upside
- Completed integration of major acquisition
- Delivered strong profitability margins and cash flow
- Executed company's first share repurchase program

Web.com delivered against each of its key goals in 2009

Continued Expansion in Subscriber Base


280,000
275,000
270,000
265,000
260,000
255,000
265,307
267,244
272,811
274,848
278,665
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10

web.com

Continued Progress Reducing Customer Churn Rate


8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
6.4%
6.0%
5.7%
4.8%
4.0%
3.6%
3.1%
2004
2005
2006
2007
2008
2009
Q1 2010

Note: Average monthly churn for each year.

web.com

2010: Strategic Focus and Outlook

- Macro environment remains challenging for SMBs
- Continue to focus on delivering mid-teens non-GAAP operating margins and strong cash flow
- Maintain a stable revenue base at $100~ million and return to growth in second half of year
- Continue to expand partnership channel
- Evaluate M&A opportunities – proven core competency
- Increase sales and marketing investments to drive near-term growth and position company for enhanced long-term growth

Investments and Innovation in 2010

Sales and Marketing Investments

+ Analytics program to enhance sales productivity
+ Testing direct sales program
  - Unique position with SEM + SEO + online marketing + web services

New Product Offerings

+ New promotional DIY offering launched
+ Hybrid solution scheduled for launch

Additional sales/marketing programs and product offerings will be launched during 2010.....

Continued Expansion of Web.com's Value Proposition

- Web.com started in '97 with basic websites and hosting and has evolved into a full service provider of online marketing solutions
- Solutions are sold directly to SMBs as well as through partnerships



Domain Registration
Storage
DIY Website
Webmail
Shopping Cart
Email Marketing
Developer Website
Logo Design
Lead Generation
SEM / SEO Basic
Analytics
Brand Identity
DIFM Website
Local Search
E-Commerce Transaction Engine
Vertical Specific Lead Generation
SEO Advanced
Full E-Commerce
Budget-based SEM
Custom Website
Custom Partner Online Marketing Platform
ARPU
$
$$$$

Growing Contribution of Online Marketing Solutions


Q1 2010
>30%
% OF TOTAL REVENUE
2002
<1%

- Increasing SMB online marketing offerings - a significant driver of long-term growth strategy
- Over 30% of total revenue derived from diverse suite of online marketing tools; up from less than 1% in 2002
- Solutions complementary to web presence; increases value to customer; SEM, SEO, eCommerce, etc

Web.com: The Partner of Choice

- 50+ partners ensure stability and highly-diversified revenue generation
- Supports multi-channel acquisition strategy: online marketing, affiliate marketing, direct-to-brand, outbound/inbound sales, enterprise, cross/sell and upsell to existing customer base
- Within 10 years, Web.com's partnership strategy has resulted in our largest partner accounting for negligible percentage of Web.com's overall business (down from 90%)

amazon | D&B | YAHOO! | Google
DISCOVER NETWORK | legalzoom.com | Microsoft | Local insight Media
NFIB The Voice of Small Business. | PROGRESSIVE | register.com | CARPET ONE FLOOR & HOME
Merchant Circle | EarthLink | First Data.

SMB Online Marketing Universe


SMB
ReachLocal
MARCHEX
web.com
Customer Focus
Constant Contact
Local.com
intuit
NetworkSolutions
VistaPrint
Microsoft
Google
Go Daddy.com
YAHOO!
Consumer
Breadth of Online Marketing Services
Singular Solution
Full Solution

Long-term Growth Track Record



(Millions)
$150.0
$125.0
$100.0
$75.0
$50.0
$25.0
$0.0
$20.0
$33.9
$48.5
$80.1
$120.1
$106.5
2004
2005
2006
2007
2008
2009

Annual Non-GAAP Operating Margin


20%
15%
10%
5%
0%
3%
5%
9%
12%
18%
16%
2004
2005
2006
2007
2008
2009

Non-GAAP operating margin excludes the effect of stock-based compensation, amortization of intangibles, non-recurring restructuring charges and revenue eliminated in purchase accounting. During Q4'08, Web.com had a negative GAAP Operating Margin of 346% due to a $103 million goodwill and asset impairment charge, and a non-GAAP 22% operating margin in Q4'08.

*2007 Non-GAAP Operating Margin impacted by merger-related expenses

web.com

Adjusted EBITDA


$27,000
$24,000
$21,000
$18,000
$15,000
$12,000
$9,000
$6,000
$3,000
$0
$1,360
$2,168
$5,227
$10,883
$24,044
$20,040
2004
2005
2006
2007
2008
2009

Adjusted EBITDA excludes depreciation expense, amortization of intangibles, income tax, interest expense, interest income, and stock-based compensation, because management believes that excluding such items helps investors better understand the Company's operating activities.

Non-GAAP EPS


$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.08
$0.20
$0.44
$0.52
$0.74
$0.68
2004
2005
2006
2007
2008
2009

Non-GAAP Net Income and Non-GAAP Net Income Per Share. The Company excludes from non-GAAP net income and non-GAAP net income per share amortization of intangibles, income tax expense, fair value adjustment to deferred revenue and stock based compensation, and includes cash income tax expense, because management believes that excluding such measures helps investors better understand the Company's operating activities.

Cash From Operations



$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
$2,500
$0
$184
$3,890
$6,470
$10,228
$14,972
$15,452
2004
2005
2006
2007
2008
2009

Non-GAAP Net Income and Non-GAAP Net Income Per Share. The Company excludes from non-GAAP net income and non-GAAP net income per share amortization of intangibles, income tax expense, fair value adjustment to deferred revenue and stock based compensation, and includes cash income tax expense, because management believes that excluding such measures helps investors better understand the Company's operating activities.

Summary

- Online marketing for SMBs is a large, underserved market opportunity
- Broad suite of online marketing, SEM, SEO, eCommerce and web services
- Increasingly viewed as partner of choice by SMB-focused vendors
- Strong franchise:
  - Significant critical mass
  - Large customer base
  - History of profitability and cash flow
  - Strong balance sheet
- Stabilized financial results during '09 in face of very difficult macro environment
- Positioning company for enhanced, long-term growth

web.com

JMP Securities Research Conference
San Francisco, CA

David L. Brown, Chairman, President and CEO
Kevin M. Carney, Chief Financial Officer

May 11, 2010